HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                       HV-5795 - PremierSolutions Standard (Series A)

333-72042                                       HV-6779 - PremierSolutions Standard (Series A-II)

333-151805                               HV-6776 — Premier Innovations(SM)

333-151805                               HV-6778 — Premier Innovations(SM)  (Series II)

Supplement dated February 25, 2011 to your Prospectus

FUND LIQUIDATION and CLOSURE

BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC. – INVESTOR A

On February 15, 2011, the Board of Directors of Blackrock Global Financial Services Fund, Inc (the “Fund”) approved a proposal to close the Fund to new and subsequent investments and to liquidate the Fund.  Accordingly, effective on March 18, 2011, the Fund is closed to new Participants to purchase Fund shares.  On or about April 27, 2011, all assets of the Fund will be liquidated completely, each Participant’s shares will be redeemed at the net asset value per share and the Fund will be dissolved.

Due to the liquidation of the Fund, you will no longer be able to allocate new Contributions or make transfers to the affected Sub-Account, including program trades effective as of the close of business on or about April 27, 2011.  You may transfer some or all of your Participant Account value in the affected Sub-Account to other investment options currently offered under your Contract.

Prior to the date of the liquidation, you are permitted to make one special transfer of all your Participant Account value invested in the Blackrock Global Financial Services Fund Sub-Account to other Sub-Accounts.  This one special transfer will not be counted toward any limitations on transfers under your Contract.

Also, effective as of the close of business on April 27, 2011, any Dollar Cost Averaging, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocations to the affected Sub-Account will be terminated.

Upon completion of the termination and liquidation of the Blackrock Global Financial Services Fund, all references to the Blackrock Global Financial Services Fund in the Prospectus are deleted.

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.